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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08873

American Fidelity Dual Strategy Fund, Inc.

(Exact name of registrant as specified in charter)

2000 N. Classen Blvd.
Oklahoma City, Oklahoma  73106

(Address of principal executive offices)  (Zip code)

Christopher T. Kenney
American Fidelity Assurance Company
2000 N. Classen Blvd.
Oklahoma City, Oklahoma  73106

(Name and address of agent for service)

Registrant’s telephone number, including area code:  405.416.8506

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in it regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for educing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1:                      Report to Shareholders

Annual Report December 31, 2013

December 31, 2013

Dear Participant:

Wow!! What a second half of the year we had in the equity markets.  Strong performance was registered across all market segments.  For the year, the S&P 500 returned 32.4%, on a total return basis, while small caps, represented by the Russell 2000, had a return of 38.8%.  The NASDAQ’s return was also strong at 38.0%.  Remember, for the S&P 500, the first half return of 12.6% was considered a nice return for an entire year.  For the year, the S&P 500 set 45 new records.  Additionally, this was the best return year for the S&P 500 since 1997.  That is a sixteen year gap.  While we think most pundits believed 2013 would be a good year in the markets, we don’t believe many forecasted the strength the markets showed in 2013.  It is easy to understand why market watchers have run out of superlatives with which to describe market events during the year.  It appears that as the year was winding down, and stronger economic news was arriving, good news finally became good news.  The economy continued to strengthen and markets liked what they saw.  Finally, volatility was held at bay during the second half as measured by the CBOE Volatility Index.  We believe the market may be more volatile in 2014, but 2013 will go in the record books as the year markets went up with very few hiccups.

Bond markets experienced a difficult 2013.  Unlike the equity markets, bond returns were negative for the year.  The Barclays Aggregate, representing the broadest measure of bond market exposure, had a return of -2.0% for the year.  The Barclays Municipal and Barclays Govt/Credit indices returned -2.6% and -2.4% respectively.  Part of this return is a function of investors’ belief that as the Fed continues its taper program, yields will rise.  The market had been anticipating the beginning of the taper since the first half of the year.  During the latter part of the fourth quarter, the Fed finally indicated that, based on economic strength, the taper would begin.  Unlike before, when the Fed indicated the taper would be implemented with $20 billion per month in reduced mortgage backed purchases, this time the Fed started at $10 billion per month, which the market seemed to like. For the year, the yield on the ten year Treasury rose 1.2% to end the year at approximately 3.0%.  The thirty year yield ended 2013 at 3.97%.  This was an approximate 1.0% increase during the year.  Keep in mind that, as rates rise, bond prices fall, thus the negative return in the bond market during the year.

The economy continued to strengthen during the second half.  Q3 GDP was revised upward several times finishing at 4.1%.  This was the first time that quarterly GDP had exceeded 4.0% since late 2011.  The strength of consumer spending and building of inventories were the main drivers of the large increase.  During Q4, the economy had to contend with a 16-day government shut down and anxiety about a threatened default on U.S. debt.  These negative events appear to have been offset by falling unemployment, low inflation, and improvement in manufacturing.  Even an increase in mortgage rates failed to halt gains in housing.  Whether the good news continues into 2014 remains to be seen, but there are several positive signs of economic strength as we turn the corner on a new year.

Inflation continues to be well behaved with a year over year percentage increase of 1.5% as of December 2013.  This is below the 2.4% average annual increase over the last ten years.  Markets have been surprised by the continued low inflation in the face of significant monetary stimulus during the past couple of years.  This, combined with a drop in gold prices, -28% in 2013, leads us to believe that rampant inflation is not on most investors’ radar.  We will be watching this closely.

Sincerely,
David R. Carpenter, President
American Fidelity Dual Strategy Fund, Inc.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Financial Statements

December 31, 2013

(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
American Fidelity Dual Strategy Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of American Fidelity Dual Strategy Fund, Inc. (the Fund), including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Fidelity Dual Strategy Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Oklahoma City, Oklahoma
February 11, 2014

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Statement of Assets and Liabilities
December 31, 2013
Assets
Investments, at fair value (cost $161,759,294)	$209,866,166
Accrued interest and dividends	179,346
Accounts receivable for shares purchased	4,002
Total assets	210,049,514
Liabilities
Accounts payable for shares redeemed	520
Total liabilities	520
Net assets	$210,048,994
Composition of net assets:
Net capital paid in on shares of capital stock	$133,762,485
Undistributed net investment income	2,128,861
Accumulated net realized gains	26,050,776
Unrealized appreciation on investments	48,106,872
Net assets (equivalent to $14.91 per share based on
14,089,230 shares of capital stock outstanding)	$210,048,994
See accompanying notes to financial statements.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Statement of Operations
Year ended December 31, 2013
Investment income:
Income:
Dividends (net of foreign taxes paid of $32,081)	$3,038,247
Interest	11,791
3,050,038
Expenses:
Investment advisory fees	950,437
Net investment income	2,099,601
Realized gains on investments:
Proceeds from sales	161,393,817
Cost of securities sold	134,529,444
Net realized gains on investments sold	26,864,373
Unrealized appreciation on investments, end of year	48,106,872
Unrealized appreciation on investments, beginning of year	23,662,232
Change in unrealized appreciation on investments	24,444,640
Net increase in net assets resulting from operations	$53,408,614
See accompanying notes to financial statements.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Statements of Changes in Net Assets
Years ended December 31, 2013 and 2012
	2013	2012
Increase in net assets from operations:
Net investment income	$2,099,601	2,294,304
Net realized gains on investments	26,864,373	12,838,553
Change in unrealized appreciation on investments	24,444,640	10,159,215
Increase in net assets resulting from operations	53,408,614	25,292,072
Distributions to shareholders:
Investment income	(2,300,000)	(1,800,000)
Capital gains	(3,829,652)	—
Total distributions to shareholders	(6,129,652)	(1,800,000)
Changes from capital stock transactions	(7,517,339)	(10,470,775)
Increase in net assets	39,761,623	13,021,297
Net assets, beginning of year	170,287,371	157,266,074
Net assets, end of year	$210,048,994	170,287,371
Undistributed net investment income	$2,128,861	2,329,260
See accompanying notes to financial statements.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Financial Highlights
Years ended December 31, 2013, 2012, 2011, 2010, and 2009
	2013	2012	2011	2010	2009
Per share data (1):
Net investment income	$0.15	0.15	0.12	0.10	0.11
Net realized and unrealized gains (losses) from securities	3.61	1.49	(0.11)	1.52	1.65
	3.76	1.64	0.01	1.62	1.76
Distributions – investment income	(0.17)	(0.12)	(0.10)	(0.12)	(0.13)
Distributions – capital gains	(0.28)	—	—	—	—
Net increase (decrease) in net asset unit value	3.31	1.52	(0.09)	1.50	1.63
Net asset unit value, beginning of year	11.60	10.08	10.17	8.67	7.04
Net asset unit value, end of year	$14.91	11.60	10.08	10.17	8.67
Net assets outstanding, end of year	$210,048,994	170,287,371	157,266,074	166,114,804	147,268,249
Ratios:
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.11	1.36	1.09	1.11	1.46
Portfolio turnover rate	80.12	66.24	69.91	102.34	135.04
Total return (2)	32.51	16.38	0.06	18.73	25.01
(1) Per share calculations were performed using the average shares outstanding method.
(2) Total return figures do not reflect charges pursuant to the terms of the variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
See accompanying notes to financial statements.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2013
	Shares or	Fair value
	principal		Percentage
	amount	Amount	of net assets

Common stock:
Amusement and recreation services:
The Walt Disney Company	8,000	$611,200	0.29%
		611,200	0.29
Apparel and accessory stores:
Michael Kors Holdings Limited * **	7,350	596,747	0.29
The Gap, Inc.	19,832	775,034	0.37
The TJX Companies, Inc.	15,611	994,889	0.47
		2,366,670	1.13
Apparel and other finished products:
Hanesbrands Inc.	21,041	1,478,551	0.70
		1,478,551	0.70
Auto dealers, gas stations:
Autozone, Inc. *	2,114	1,010,365	0.48
O'Reilly Automotive, Inc. *	10,973	1,412,335	0.67
		2,422,700	1.15
Building construction-general contractors:
PulteGroup, Inc.	53,680	1,093,462	0.52
		1,093,462	0.52
Building materials and garden supplies:
Lowe's Companies, Inc.	46,899	2,323,845	1.11
The Home Depot, Inc.	20,388	1,678,748	0.80
		4,002,593	1.91
Business services:
Alliance Data Systems Corporation *	5,450	1,432,968	0.68
CA, Inc.	20,900	703,285	0.34
Electronic Arts Inc. *	15,600	357,864	0.17
Fidelity National Information Services, Inc.	18,888	1,013,908	0.48
FleetCor Technologies, Inc. *	6,100	714,737	0.34
Google Inc. *	2,691	3,015,831	1.44
International Business Machines Corporation	20,011	3,753,463	1.79
MasterCard Incorporated.	2,611	2,181,386	1.04
MedAssets, Inc. *	17,300	343,059	0.16
Microsoft Corporation	82,794	3,098,979	1.48
Nielsen Holdings N.V. **	14,400	660,816	0.31
Oracle Corporation	55,006	2,104,530	1.00
Sapient Corporation *	23,300	404,488	0.19
Symantec Corporation	33,843	798,018	0.38
Synopsys, Inc. *	25,297	1,026,299	0.49
Vantiv, Inc. *	17,050	556,001	0.27
Visa Inc.	4,909	1,093,136	0.52
Yandex N.V. * **	7,950	343,043	0.16
		23,601,811	11.24
Chemicals and allied products:
Abbott Laboratories	88,253	3,382,737	1.61
AbbVie Inc.	12,500	660,125	0.31
Agrium Inc. **	1,400	128,072	0.06
Air Products & Chemicals, Inc.	1,100	122,958	0.06
Albemarle Corporation	1,800	114,102	0.05
Allergan, Inc.	9,678	1,075,032	0.51
Amgen Inc.	8,000	913,280	0.43
Biogen Idec Inc. *	3,174	887,926	0.42
Celanese Corporation	2,185	120,852	0.06
Celgene Corporation *	11,235	1,898,266	0.90
CF Industries Holdings, Inc.	500	116,520	0.06
Colgate-Palmolive Company	10,800	704,268	0.34
E.I. du Pont de Nemours and Company	2,000	129,940	0.06
Eastman Chemical Company	1,600	129,120	0.06
Eli Lilly and Company	13,800	703,800	0.34
Forest Laboratories, Inc. *	9,600	576,288	0.28
Gilead Sciences, Inc. *	28,119	2,113,143	1.01
Jazz Pharmaceuticals plc * **	5,100	645,456	0.31

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2013
Shares or	Fair value
principal		Percentage
amount	Amount	of net assets
Johnson & Johnson	31,550	$2,889,665	1.38%
Lyondellbasell Industries N.V. **	5,450	437,526	0.21
Merck & Co., Inc.	45,000	2,252,250	1.07
Novartis AG **	8,700	335,994	0.16
Pfizer Inc.	21,900	670,797	0.32
PPG Industries, Inc.	5,909	1,120,701	0.53
The Dow Chemical Company	11,800	523,920	0.25
The Medicines Company *	8,700	699,306	0.33
Westlake Chemical Corporation	3,350	408,935	0.19
		23,760,979	11.31
Communications:
CBS Corporation	21,400	1,364,036	0.65
Comcast Corporation	13,300	691,134	0.33
Dish Network Corporation *	10,100	584,992	0.28
Level 3 Communications, Inc. *	42,050	1,394,799	0.66
Liberty Interactive Corporation *	15,650	459,328	0.22
SBA Communications Corporation *	5,950	534,548	0.25
Scripps Networks Interactive, Inc.	11,580	1,000,628	0.48
Verizon Communications Inc.	23,000	1,130,220	0.54
Viacom Inc.	7,100	620,114	0.29
		7,779,799	3.70
Construction-special trade:
Chicago Bridge & Iron Company N.V. **	6,450	536,253	0.26
		536,253	0.26
Depository institutions:
Capital One Financial Corporation	6,100	467,321	0.22
JPMorgan Chase & Co.	8,500	497,080	0.24
KeyCorp	34,300	460,306	0.22
Regions Financial Corporation	47,400	468,786	0.22
State Street Corporation	7,300	535,747	0.25
SunTrust Banks, Inc.	12,400	456,444	0.22
U.S. Bancorp	43,500	1,757,400	0.84
		4,643,084	2.21
Durable goods-wholesale:
Reliance Steel & Aluminum Co.	1,600	121,344	0.06
		121,344	0.06
Eating and drinking places:
Bloomin' Brands, Inc. *	17,250	414,172	0.20
		414,172	0.20
Electric, gas, and sanitary services:
Ameren Corporation	8,800	318,208	0.15
American Electric Power Company, Inc.	6,800	317,832	0.15
Centerpoint Energy, Inc.	13,600	315,248	0.15
Edison International	6,400	296,320	0.14
Entergy Corporation	5,100	322,677	0.15
Exelon Corporation	11,200	306,768	0.15
FirstEnergy Corp.	8,900	293,522	0.14
Pinnacle West Capital Corporation	5,400	285,768	0.14
Public Service Enterprise Group Incorporated	8,800	281,952	0.13
		2,738,295	1.30
Electronic and other electric equipment:
Amphenol Corporation	8,800	784,784	0.37
Applied Materials, Inc.	25,850	457,286	0.22
NXP Semiconductors N.V. * **	9,400	431,742	0.21
Qualcomm Incorporated	39,526	2,934,805	1.40
Skyworks Solutions, Inc. *	34,610	988,462	0.47
Spectrum Brands Holdings, Inc.	7,900	557,345	0.26
Texas Instruments Incorporated	18,300	803,553	0.38
Xilinx, Inc.	16,000	734,720	0.35
		7,692,697	3.66

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2013

Shares or	Fair value
principal		Percentage
amount	Amount	of net assets
Engineering, accounting, research, management and relation services:
Covance Inc. *	4,600	$405,076	0.19%
		405,076	0.19
Fabricated metal products:
Ball Corporation	2,400	123,984	0.06
Crown Holdings, Inc. *	2,600	115,882	0.06
Harsco Corporation	14,300	400,829	0.19
Parker-Hannifin Corporation	8,550	1,099,872	0.52
Visteon Corporation *	3,700	302,993	0.14
		2,043,560	0.97
Food and kindred products:
Anheuser-Busch InBev SA/NV **	5,800	617,468	0.30
Archer-Daniels-Midland Company	3,000	130,200	0.06
Bunge Limited **	1,500	123,165	0.06
Dr Pepper Snapple Group, Inc.	14,200	691,824	0.33
Ingredion Incorporated	1,800	123,228	0.06
Mead Johnson Nutrition Company	6,050	506,748	0.24
Monster Beverage Corporation *	6,850	464,225	0.22
The Hershey Company	5,200	505,596	0.24
		3,162,454	1.51
Food stores:
GNC Holdings, Inc.	7,150	417,918	0.20
		417,918	0.20
General merchandise:
Macy's, Inc.	28,835	1,539,789	0.73
		1,539,789	0.73
Health services:
Laboratory Corporation of America Holdings *	7,000	639,590	0.31
		639,590	0.31
Heavy construction non-building:
Fluor Corporation	40,550	3,255,759	1.55
KBR, Inc.	15,100	481,539	0.23
		3,737,298	1.78
Holding and other investment offices:
Brookfield Asset Management Inc. **	62,300	2,419,109	1.15
Extra Space Storage Inc.	9,700	408,661	0.20
		2,827,770	1.35
Home furniture and equipment:
Bed Bath & Beyond Inc. *	18,300	1,469,490	0.70
Gamestop Corp.	13,400	660,084	0.31
Williams-Sonoma, Inc.	6,800	396,304	0.19
		2,525,878	1.20
Hotels, other lodging places:
Las Vegas Sands Corp.	8,900	701,943	0.33
Starwood Hotels & Resorts Worldwide, Inc.	13,229	1,051,044	0.50
Wyndham Worldwide Corporation	8,700	641,103	0.31
Wynn Resorts, Limited	2,500	485,525	0.23
		2,879,615	1.37
Industrial machinery and equipment:
AGCO Corporation	8,700	514,953	0.24
Apple Computer, Inc.	6,155	3,453,632	1.64
Baker Hughes Incorporated	6,600	364,716	0.17
Caterpillar Inc.	7,300	662,913	0.32
Cisco Systems, Inc.	34,363	771,449	0.37
Cummins Engine, Inc.	11,111	1,566,317	0.75
Dover Corporation	29,200	2,818,968	1.34
EMC Corporation	33,179	834,452	0.40
F5 Networks, Inc. *	9,988	907,510	0.43
Joy Global Inc.	5,950	348,016	0.17

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2013

Shares or	Fair value
principal		Percentage
amount	Amount	of net assets
Lam Research Corporation *	16,761	$912,636	0.43%
National Oilwell Varco, Inc.	19,950	1,586,624	0.76
NetApp, Inc.	20,663	850,076	0.40
Pitney Bowes, Inc.	23,600	549,880	0.26
SanDisk Corporation	13,522	953,842	0.45
Seagate Technology Public Limited Company **	14,500	814,320	0.39
The Timken Company	10,600	583,742	0.28
Western Digital Corporation	22,269	1,868,369	0.89
		20,362,415	9.69
Instruments and related products:
3M Company	4,000	561,000	0.27
Agilent Technologies, Inc.	18,280	1,045,433	0.50
Baxter International Inc.	35,050	2,437,728	1.16
Becton, Dickinson and Company	9,135	1,009,326	0.48
Danaher Corporation	12,737	983,296	0.47
Fossil Group, Inc.*	7,201	863,688	0.41
KLA-Tencor Corporation	15,580	1,004,287	0.48
Medtronic, Inc.	16,225	931,153	0.44
Northrop Grumman Corporation	11,400	1,306,554	0.62
Raytheon Company	9,000	816,300	0.39
Rockwell Automation , Inc.	8,725	1,030,946	0.49
Roper Industries, Inc.	4,500	624,060	0.30
St. Jude Medical, Inc.	11,700	724,815	0.34
Waters Corporation *	4,200	420,000	0.20
Zimmer Holdings, Inc.	7,600	708,244	0.34
		14,466,830	6.89
Insurance carriers:
Aetna Inc.	9,800	672,182	0.32
Assurant, Inc.	7,400	491,138	0.23
Axis Capital Holdings Limited **	15,100	718,307	0.34
Berkshire Hathaway Inc. *	18,000	2,134,080	1.02
Cigna Corporation	8,200	717,336	0.34
CNO Financial Group, Inc.	30,400	537,776	0.26
Genworth Financial, Inc. *	31,550	489,971	0.23
Lincoln National Corporation	9,200	474,904	0.23
Markel Corporation *	109	63,258	0.03
Metlife Capital Trust, Inc.	8,200	442,144	0.21
Principal Financial Group, Inc.	9,000	443,790	0.21
Prudential Financial, Inc.	5,200	479,544	0.23
RenaissanceRe Holdings Ltd. **	21,550	2,097,677	1.00
The Allstate Corporation	7,900	430,866	0.20
The Chubb Corporation	4,700	454,161	0.22
The Hartford Financial Services Group, Inc.	12,400	449,252	0.21
The Travelers Companies, Inc.	4,900	443,646	0.21
UnitedHealth Group Incorporated	8,900	670,170	0.32
Unum Group	13,200	463,056	0.22
Wellcare Health Plans, Inc. *	5,250	369,705	0.18
Wellpoint, Inc.	6,800	628,252	0.30
		13,671,215	6.51
Lumber and wood products:
Leucadia National Corporation	80,750	2,288,455	1.09
		2,288,455	1.09
Metal mining:
Cliffs Natural Resources Inc.	4,900	128,429	0.06
Freeport-McMoRan Copper & Gold Inc.	3,300	124,542	0.06
		252,971	0.12
Mining, quarry nonmetal minerals:
Teck Resources Limited **	5,200	135,252	0.06
		135,252	0.06

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2013

Shares or	Fair value
principal		Percentage
amount	Amount	of net assets
Miscellaneous retail:
CVS Caremark Corp	23,568	$1,686,762	0.80%
Express Scripts Holding Company *	12,500	878,000	0.42
Omnicare, Inc.	7,950	479,862	0.23
PetSmart, Inc.	11,612	844,773	0.40
Walgreen Co.	9,050	519,832	0.25
		4,409,229	2.10
Nondepository institutions:
American Express Company	11,660	1,057,911	0.50
CIT Group Inc.	7,850	409,220	0.20
Discover Financial Services	8,200	458,790	0.22
SLM Corporation	16,600	436,248	0.21
		2,362,169	1.13
Nondurable goods-wholesale:
Amerisource Bergen Corporation	16,250	1,142,538	0.54
Cardinal Health, Inc.	5,100	340,731	0.16
McKesson Corporation	13,791	2,225,867	1.06
Nu Skin Enterprises, Inc.	3,000	414,660	0.20
		4,123,796	1.96
Oil and gas extraction:
Anadarko Petroleum Corporation	5,200	412,464	0.20
Apache Corporation	3,600	309,384	0.15
Devon Energy Corporation	4,000	247,480	0.12
Diamond Offshore Drilling, Inc.	5,300	301,676	0.14
Encana Corporation **	124,500	2,247,225	1.07
Eni S.p.A **	6,600	320,034	0.15
EOG Resources, Inc.	3,500	587,440	0.28
Helmerich & Payne, Inc.	4,200	353,136	0.17
Nabors Industries Ltd. **	19,400	329,606	0.16
Noble Corporation **	62,900	2,356,863	1.12
Occidental Petroleum Corporation	3,500	332,850	0.16
Patterson-UTI Energy, Inc.	13,100	331,692	0.16
Royal Dutch Shell PLC **	4,800	342,096	0.16
Schlumberger N.V. (Schlumberger Limited) **	26,150	2,356,376	1.12
SM Energy Company	5,550	461,261	0.22
Superior Energy Services, Inc. *	12,000	319,320	0.15
Talisman Energy Inc. **	26,200	305,230	0.15
Transocean LTD. **	6,600	326,172	0.15
		12,240,305	5.83
Paper and allied products:
International Paper Company	2,500	122,575	0.06
Kimberly-Clark Corporation	6,400	668,544	0.32
Packaging Corporation of America	8,050	509,404	0.24
		1,300,523	0.62
Petroleum refining and related industries:
BP PLC-Spons ADR **	6,600	320,826	0.15
Chevron Corporation	2,592	323,767	0.16
ConocoPhillips	4,500	317,925	0.15
Exxon Mobil Corporation	3,400	344,080	0.16
Hess Corporation	4,000	332,000	0.16
Total SA **	5,500	336,985	0.16
		1,975,583	0.94
Railroad transportation:
Union Pacific Corporation	11,019	1,851,192	0.88
		1,851,192	0.88
Real estate:
CBRE Group, Inc. *	18,300	481,290	0.23
PICO Holdings, Inc. *	96,500	2,230,115	1.06
		2,711,405	1.29
Rubber and miscellaneous plastic products:
The Goodyear Tire & Rubber Company	29,000	691,650	0.33
691,650	0.33

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2013

Shares or	Fair value
principal		Percentage
amount	Amount	of net assets
691,650	0.33
Security and commodity brokers:
Ameriprise Financial, Inc.	8,400	$966,420	0.46%
Blackrock, Inc.	3,198	1,012,071	0.48
Franklin Resources, Inc.	26,057	1,504,271	0.72
Intercontinental Exchange, Inc.	4,234	952,311	0.45
LPL Financial Holdings Inc.	9,500	446,785	0.21
The Goldman Sachs Group, Inc.	2,800	496,328	0.24
		5,378,186	2.56
Service necessity:
Subsea 7 S.A. **	78,250	1,514,920	0.72
		1,514,920	0.72
Textile mill products:
Mohawk Industries, Inc. *	4,800	714,720	0.34
		714,720	0.34
Transportation by air:
Bristow Group Inc.	18,200	1,366,092	0.65
Copa Holdings, S.A. **	3,050	488,336	0.23
		1,854,428	0.88
Transportation equipment:
Autoliv, Inc.	5,500	504,900	0.24
BorgWarner Inc.	17,902	1,000,900	0.48
Ford Motor Company	35,050	540,822	0.26
General Dynamics Corporation	12,350	1,180,043	0.56
Lockheed Martin Corporation	5,100	758,166	0.36
Polaris Industries Inc.	7,400	1,077,736	0.51
The Boeing Company	12,625	1,723,186	0.82
TRW Automotive Holdings Corp *	6,700	498,413	0.24
		7,284,166	3.47
Transportation services:
priceline.com incorporated *	2,095	2,435,228	1.16
		2,435,228	1.16
Water transportation:
Kirby Corporation *	4,000	397,000	0.19
		397,000	0.19
Total common stocks (cost $157,757,324)		205,864,196	98.01
Short-term investments:
AIM Money market funds (0.020075% at December 31, 2013)	4,001,970	4,001,970	1.90
Total short-term investments (cost $4,001,970)		4,001,970	1.90
Total investments (cost $161,759,294)		209,866,166	99.91
Other assets and liabilities, net		182,828	0.09
Total net assets		$210,048,994	100.00%

* Presently not producing dividend income
** Foreign Investments (10.61% of net assets)
See accompanying notes to financial statements.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Notes to Financial Statements

December 31, 2013

(1)	Summary of Significant Accounting Policies

(a)	General

American Fidelity Dual Strategy Fund, Inc. (the Fund) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The assets of the Fund were formerly held by American Fidelity Variable Annuity Fund A (Variable Annuity Fund A), which operated as an open-end, diversified management investment company from 1968 to 1998, and was a separate account of American Fidelity Assurance Company (AFA).

The Fund’s investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

Shares of the Fund are only available to separate accounts of AFA or other insurance companies to fund the benefits of variable annuity contracts.

(b)	Investments

The Fund’s investments are valued based on market value quotations, when available. Investments in corporate stocks are valued using the services of Interactive Data Corporation. Securities for which published quotations are not available are valued based on policies approved by the Fund’s board of directors. Securities whose values have been materially affected by what the Fund’s investment adviser identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. All securities were priced at December 31, 2013 based on quoted market prices. The Company has in place a process to validate with a secondary independent pricing source changes in prices that exceed a certain threshold. Fair value is determined in good faith using consistently applied board approved procedures. Short-term investments are valued on the basis of amortized cost, which approximates market, and include all investments with maturities less than one year.

The Fund’s portfolio of investments is diversified such that not more than 5% of the value of the total assets of the Fund is invested in any one issuer and not more than 25% is invested in any one industry or group of similar industries. Management does not believe the Fund has any significant concentrations of credit risk.

Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined using the specific identification method on a first-in, first-out basis. Security transactions are accounted for on a trade-date basis.

Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund’s investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange experience (gains or losses) incurred by investment in such securities are paid by the Fund and are recorded as adjustments to dividend income.

The Fund intends to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value or will be distributed in cash at the option of the shareholders.

In 2013, the cost of purchases and proceeds from sales of securities, other than short-term securities, was $148,806,331 and $161,393,817, respectively, net of brokerage commissions.

The gross unrealized appreciation and depreciation on investments at December 31, 2013 for financial reporting purposes was $50,131,474 and $2,024,602, respectively. For federal income tax purposes, the cost, gross unrealized appreciation, and gross unrealized depreciation on investments were $162,613,475, $50,131,474, and $2,878,783, respectively, as of December 31, 2013.

The Fund groups its financial assets measured in three levels, based on inputs and assumptions used to determine fair value. These levels are as follows:

•	Level 1 – quoted prices in active markets for identical securities.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 – significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments). There were no transfers of securities from Level 1 to Level 2 or vice versa throughout the year.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s net assets as of December 31, 2013. See Schedule of Portfolio Investments for industry categorization.

Level 1 – Quoted prices	$209,866,166
Level 2 – Other significant observable inputs	—
Level 3 – Significant unobservable inputs	—
Total	$209,866,166

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Notes to Financial Statements

December 31, 2013

(c)	Income Taxes

Management of the Fund believes that the Fund will continue to qualify as a “regulated investment company” under subchapter M of the Internal Revenue Code (the Code). Qualification as a regulated investment company relieves the Fund of any liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. The Fund’s policy is to comply with all sections of the Code that apply to regulated investment companies and to distribute all of its taxable income to shareholders. No provision for income taxes is thus required.

During 2013, the Fund generated for tax purposes net short-term capital gains of $6,118,523 and net long-term capital gains of $20,853,625. There was no net capital loss at December 31, 2012 carrying over into 2013. The Fund’s board of directors will distribute an ordinary income dividend of $8,180,192, which includes the net short-term capital gains of $6,118,523, and a realized net capital gain dividend of $20,853,625 during 2014.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to “wash sale” transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, no permanent book-to-tax differences were recorded as of December 31, 2013 for undistributed net investment income, accumulated net realized gain, or unrealized appreciation on investments.

The Fund recognizes and measures unrecognized tax positions in accordance with Financial Accounting Standards Board (FASB), Accounting Standards Codification (ASC) 740, Income Taxes. The Fund has no unrecognized tax positions at December 31, 2013.

As of December 31, 2013, the Fund has no accrued interest and penalties related to unrecognized tax positions. The Fund would recognize interest accrued related to unrecognized tax positions in interest expense and penalties accrued in operating expense, should they occur.

The tax years 2010 through 2013 remain open to examination by the major taxing jurisdictions to which the Fund is subject. The Fund is not currently under examination by any taxing authority and does not expect any material changes to its unrecognized tax positions within the next twelve months.

(d)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

(e)	Distributions to Shareholders

Dividends to shareholders from ordinary income, if any, are paid annually. Ordinary income dividends include net investment income and net short-term capital gains. Dividends to shareholders from capital gains, if any, are paid annually. Capital gain dividends only include net long-term capital gains. These ordinary and capital gain dividends are paid as required to comply with Federal tax requirements. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. A capital gain distribution was not declared in 2012, since the Fund’s capital loss carryovers exceeded its capital gains generated in 2011. A capital gain distribution was declared in 2013.

(2)	Transactions with Affiliates

The Fund receives advisory services under a management and investment advisory agreement with AFA that provides for fees to be paid to AFA at an annual rate of 0.50% of the Fund’s average daily net assets. AFA has engaged four subadvisors who receive fees based on a percentage of the Fund’s daily net assets. The subadvisors’ fees are paid by AFA.

AFA pays all other expenses of the Fund except investment advisory fees and brokerage fees. The Fund will not reimburse AFA at a later time for any such amounts.

Certain officers and directors of the Fund are also officers and directors of AFA.

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Notes to Financial Statements

December 31, 2013

(3)	Distributions to Shareholders

On November 15, 2013, a dividend of $0.17 per share was distributed from ordinary income, which amounts to $2,300,000. On November 15, 2012, a dividend of $0.12 per share was distributed from ordinary income, which amounted to $1,800,000. On November 15, 2013, a distribution of $0.28, per share was declared from capital gains, which amounts to $3,829,652. There were no capital gains declared for 2012.

The tax character of distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	2013	2012
Distributions to shareholders:
Dividends paid from:
Ordinary income	$2,300,000	1,800,000
Long-term capital gain	3,829,652	—
	6,129,652	1,800,000
Return of capital	—	—
Total distributions to shareholders	$6,129,652	1,800,000

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,180,192
Undistributed capital gain income	20,853,625
Undistributed long-term loss	—
Unrealized appreciation	47,252,691
Distributable earnings	$76,286,508

(4)	Changes from Capital Stock Transactions

As of December 31, 2013, 200,000,000 shares of $0.001 par value capital stock were authorized.
Transactions in capital stock were as follows:

	Shares		Amount
	2013	2012	2013	2012
Shares sold	84,309	123,972	$1,116,218	1,380,264
Shares issued in reinvestment of
dividends and distributions	423,114	164,609	6,129,652	1,800,000
	507,423	288,581	7,245,870	3,180,264
Shares redeemed	(1,103,036)	(1,212,109)	(14,763,209)	(13,651,039)
Decrease in net assets
derived from capital
stock transactions	(595,613)	(923,528)	$(7,517,339)	(10,470,775)

(5)	Subsequent Events
The Fund has evaluated subsequent events requiring adjustments or disclosure in the financial statements through February 11, 2014, the date the financial statements were issued.

DIRECTORS AND OFFICERS

Information about the officers and directors of American Fidelity Dual Strategy Fund, Inc. (the “Fund” or “Dual Strategy”) is set forth below.  No officer or director receives any remuneration from the Fund.  Board members who are not employees of American Fidelity Assurance Company receive $6,000 annually from American Fidelity Assurance Company for their services as directors of the Fund and an additional $750 for each Board meeting and Audit Committee meeting or other special meeting that they attend.  The Fund’s Statement of Additional Information contains additional information about the Fund’s directors; you may request a free copy by following the instructions on the back of this report.

Name, Address and Age (1)	Position(s) Held with Fund; Length of Time Served	Principal Occupation(s) During Past 5 Years; Position(s) with Affiliates; Other Directorships
Officers; Interested Directors(2)
Robert D. Brearton, 64	Executive Vice President and Principal Financial Officer – Since May 2006	Executive Vice President, Chief Financial Officer and Treasurer, American Fidelity Corporation; Executive Vice President, Chief Financial Officer and Treasurer, American Fidelity Assurance Company
David R. Carpenter, 63	Chairman, President (Principal Executive Officer), Secretary, and Director – Since May 2006

Executive Vice President and Chief Operating Officer, American Fidelity Corporation; President and Chief Operating Officer, American Fidelity Assurance Company; Chairman and Chief Executive Officer, American Fidelity Securities, Inc.

Christopher T. Kenney, 45	General Counsel – Since January 2014; Assistant SEC Compliance Officer – Since February 2008
Vice President, General Counsel and Secretary, American Fidelity Corporation; Vice President, General Counsel, Secretary and Assistant SEC Compliance Officer, American Fidelity Assurance Company; President, Chief Operating Officer and Secretary, American Fidelity Securities, Inc.

David M. Robinson, 57	Chief SEC Compliance Officer – Since February 2012
Assistant Vice President, American Fidelity Corporation; Assistant Vice President and Chief SEC Compliance Officer, American Fidelity Assurance Company; Assistant Vice President and Chief Compliance Officer, American Fidelity Securities, Inc.

Independent Directors
Jo Ann Dickey, 73 12346A N. May, #245 Oklahoma City, OK 73120	Director – Since October 2006(4)	Retired (2006) Senior Vice President – Internal Audit, American Fidelity Corporation
Mark H. McCubbin, 57 5310 N. W. 5th St. Oklahoma City, OK 73127	Director – Since March 2007(4)	Chief Executive Officer, McCubbin Hosiery, LLC
G. Rainey Williams, Jr., 53 5400 North Grand Suite 200 Oklahoma City, OK 73112	Director –Since March 1998(3)(4)	President and Chief Operating Officer, Marco Holding Corporation; Director, BancFirst Corporation
_________________________________________________________________________________________________________________

(1)	Address is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106 as of December 31, 2013, unless otherwise indicated; and age is as of December 31, 2013.
(2)	“Interested person” of Dual Strategy Fund under Section 2(a)(19) of the Investment Company Act of 1940 due to position as officer of the Fund.
(3)
Officer and/or member of Dual Strategy Fund Board of Directors since the Fund’s establishment in March 1998; previously officer and/or member of Board of Managers of Variable Annuity Fund A, the Fund’s predecessor.

(4)
Pursuant to Dual Strategy Fund’s Bylaws and the General Corporation Law of Maryland, the Fund’s directors may serve without re-election until a majority of the Board’s members serve by appointment, or otherwise are not elected by the Fund’s shareholders.

MANAGEMENT’S DISCUSSION OF FUND RESULTS

2013 Results

During 2013, Dual Strategy returned 32.51%.  This beat the S&P500 Index return of 32.4%.  Both of these are exceptionally strong annual return numbers and are partially a result of across the board market strength during the year.  Small cap stocks had even better returns with Russell 2000 Index logging a return of 38.8%.  These returns were earned with little volatility and few significant down days.

Dual Strategy continued its long term use of both value and growth segments of the US equity market.  The large growth market, measured by the Russell 1000 Growth Index, returned 33.5%.  While the large value market, measured by the Russell 1000 Value Index, returned 32.5%.  In some years, value or growth can be a significant winner, but 2013’s returns indicate that market strength occurred in both segments.

Dual Strategy’s large cap growth holdings returned 34.9% for the year slightly besting the Russell 1000 Growth Index return of 33.5%.  On the other hand, Dual Strategy’s large value holdings trailed the return of the Russell 1000 Value Index slightly, 31.6% and 32.5% respectively.

The performance information presented represents past performance, and is not a guarantee of future results.  Current performance of the Fund may be lower or higher than the performance presented here.  Investment return and principal value will fluctuate such that an investor’s units, when redeemed, may be worth more or less than their original cost.

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  This information and other important information about the Fund is contained in the Fund’s prospectus and the prospectuses of the separate accounts through which you may invest in the Fund.  Please contact your representative to obtain the prospectuses, or call American Fidelity directly at 1.800.662.1106.  You should carefully read the prospectuses before investing.

Performance data current to the most recent month-end and quarter-end may be obtained at the toll-free telephone number provided above or at www.americanfidelity.com.

10-Year Results

The graph below compares the initial  and subsequent account values at the end of each of the past ten years, assuming a $10,000 initial investment in the Fund on January 1, 2004 and also in the S&P 500 Index and the Russell 1000® Index.  The Fund’s performance reflected in the graph and following table does not give effect to any charges at the separate account level.  Performance would be lower if charges assessed by participating separate accounts were reflected.  The S&P 500 Index and the Russell 1000® Index returns assume the reinvestment of dividends, but do not reflect commissions or administrative and management costs.  Past performance does not predict future performance for the Fund or the indexes.

INITIAL INVESTMENT OF $10,000

$25,000
$20,000
$15,000
$10,000
$5,000
$0
ENDING VALUE

	0	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
American Fidelity Dual Strategy Fund, Inc.	$10,000	$10,816	$11,212	$12,321	$13,540	$8,314	$10,393	$12,340	$12,347	$14,370	$19,041
S&P 500 Index	$10,000	$11,087	$11,632	$13,469	$14,210	$8,952	$11,321	$13,026	$13,301	$15,429	$20,427
Russell 1000 Index	$10,000	$11,139	$11,837	$13,667	$14,457	$9,021	$11,586	$13,452	$13,653	$15,895	$21,158

YEAR

Average Annual Total Return as of 12/31/13
1 Year	5 Years	10 Years
32.51%	18.03%	6.65%

The performance information presented represents past performance, and is not a guarantee of future results.  Current performance of the Fund may be lower or higher than the performance presented here.  Investment return and principal value will fluctuate such that an investor’s units, when redeemed, may be worth more or less than their original cost.

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  This information and other important information about the Fund is contained in the Fund’s prospectus and the prospectuses of the separate accounts through which you may invest in the Fund.  Please contact your representative to obtain the prospectuses, or call American Fidelity directly at 1.800.662.1106.  You should carefully read the prospectuses before investing.

Performance data current to the most recent month-end and quarter-end may be obtained at the toll-free telephone number provided above or at www.americanfidelity.com.

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur a management fee.  The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 – December 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period; however, you may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  As a result, the second line of the table is useful in comparing ongoing costs only; it will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Expense Example Table
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1 – December 31, 2013
Actual	$1,000.00	$1,147.39	$2.73
Hypothetical (Assumes 5% return before expenses)	$1,000.00	$1,025.21	$2.55

*Expenses are equal to the Fund’s annualized expenses ratio of 0.50%, multiplied by the average account value over the period, multiplied by 0.5041096 (the number of days in most recent fiscal half-year/365 (to reflect the one-half year period)).

  PORTFOLIO HOLDINGS

The following table depicts the portfolio holdings of the Fund by type of security and industry sector, showing the percentage of net asset value or total investments attributable to each as of December 31, 2013.

Amusement and Recreation Services:	0.29%
Apparel and Accessory Stores:	1.13%
Apparel and Other Finished Products:	0.70%
Auto Dealers, Gas Stations:	1.15%
Building Construction – General Contractors:	0.52%
Building Materials and Garden Supplies:	1.91%
Business Services:	11.24%
Chemicals and Allied Products:	11.31%
Communications:	3.70%
Construction – Special Trade:	0.26%
Depository Institutions:	2.21%
Durable Goods, Wholesale:	0.06%
Eating and Drinking Places:	0.20%
Electric, Gas, and Sanitary Services:	1.30%
Electronic and Other Electric Equipment:	3.66%
Engineering, Accounting, Research, Mgmt and Relation Services:	0.19%
Fabricated Metal Products:	0.97%
Food and Kindred Products:	1.51%
Food Stores:	0.20%
General Merchandise:	0.73%
Heath Services:	0.31%
Heavy Construction, Non-Building:	1.78%
Holding and Other Investment Offices:	1.35%
Home Furniture and Equipment:	1.20%
Hotels, Other Lodging Places:	1.37%
Industrial Machinery and Equipment:	9.69%
Instruments and Related Products:	6.89%
Insurance Carriers:	6.51%
Lumber and Wood Products:	1.09%
Metal Mining:	0.12%
Mining, Quarry Nonmetal Minerals:	0.06%
Miscellaneous Retail:	2.10%
Nondepository Institutions:	1.13%
Nondurable Goods-Wholesale:	1.96%
Oil and Gas Extraction:	5.83%
Paper and Allied Products:	0.62%
Petroleum Refining and Related Industries:	0.94%
Railroad Transportation:	0.88%
Real Estate:	1.29%
Rubber & Miscellaneous Plastic Products:	0.33%
Security and Commodity Brokers:	2.56%
Service Necessity:	0.72%
Textile Mill Products:	0.34%
Transportation By Air:	0.88%
Transportation Equipment:	3.47%
Transportation Services:	1.16%
Short-Term Investments:	1.90%
Other assets and liabilities, net	0.09%

Total net assets	100.00%

AVAILABILITY OF PORTFOLIO HOLDINGS AND PROXY VOTING POLICIES AND RECORD

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Each of (1) the Fund’s Form N-Q, (2) a description of the policies and procedures that the Fund, its investment advisor and its sub-advisors use to determine how to vote proxies relating to its portfolio securities holdings and (3) information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1.800.662.1106, va.help@americanfidelity.com or P.O. Box 25520, Oklahoma City, OK 73125-0520.  The information is also available on the SEC’s website at http//www.sec.gov and at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

APPROVAL OF ADVISOR AGREEMENTS

Advisory Agreement

American Fidelity Assurance Company (“AFA”) serves as the Fund’s investment advisor pursuant to an Amended and Restated Investment Advisory Agreement dated May 1, 2003, as amended January 5, 2009 (the “Advisory Agreement”), that initially was approved by the Fund’s Board of Directors, including a majority of the directors who are not “interested persons,” as defined in the Investment Company Act of 1940, on January 29, 2003 and was approved by Dual Strategy Fund’s shareholders on April 11, 2003.  The Advisory Agreement will remain in effect from year to year, provided that it will not continue for more than two years unless such continuance is approved at least annually by the Fund’s Board of Directors, including a majority of the members of the Board of Directors who are not interested persons.

In approving the continuance of the Advisory Agreement most recently, the Board considered (1) the nature, extent, and quality of the services to be provided by AFA, (2) the investment performance of the Fund and AFA, (3)  the advisory fees to be provided to AFA and any fees received by AFA’s affiliates that result from AFA’s relationship with the Fund, (4) the extent to which economies of scale will be realized as the Fund grows, and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In connection with its review and evaluation, the Board (1) considered the recommendation of the Fund’s investment consultant, Asset Services Company LLC (“ASC”), (2) relied on the comparative information compiled by ASC regarding performance, services rendered and amounts payable under other investment advisory agreements, and (3) considered the factors set forth in the preceding paragraph, including whether any other benefits may be derived by AFA from its relationship with the Fund, such as soft dollar arrangements by which brokers provide research to the Fund or AFA in return for allocating Fund brokerage.  Based on the foregoing, the Board concluded that the Advisory Agreement should be approved because the services provided by AFA generally were equal to or in excess of those provided by other investment advisors, while the fees paid by the Fund pursuant to the Advisory Agreement generally were lower than the fees paid by other funds to their investment advisors, and AFA is not deriving improper or excessive benefits as a result of its relationship with the Fund.

Nature, Extent, and Quality of Services Provided by American Fidelity Assurance Company

In approving the Advisory Agreement, the Board considered the services that AFA provides to the Fund pursuant to the Advisory Agreement, which include providing office space and equipment, supplies, etc.; compensating the Fund’s personnel, officers, and directors; providing (or arranging for a third party to provide) advice, information, and recommendations regarding acquiring, holding, or disposing of portfolio securities; assisting with preparing requisite reports, including prospectuses and registration statements; paying registration expenses, including legal and accounting fees; providing and maintaining a bond against larceny and embezzlement covering each officer and employee of the Fund who may have access to the Fund’s securities; providing (or arranging for a third party to provide) research and statistical information regarding portfolio securities that are held or may be purchased by the Fund, providing information regarding developments that may affect the portfolio securities; paying or reimbursing the Fund for costs and expenses incurred by the Fund in connection with the Fund’s indemnification of its directors; and selecting (or arranging for a third party to select) brokers or dealers to execute purchase and sale transactions for the Fund, using its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Fund.

Based on its evaluation of the services that AFA provides, the Board concluded that the nature and scope of AFA’s services are reasonable and satisfactory.  Additionally, the Board believes that the quality of AFA’s services are reasonable and satisfactory and that AFA has adequate personnel and systems in place, as well as other resources, to assure the Board that AFA will continue to furnish high quality services to the Fund.  Accordingly, the Board approved renewal of the Advisory Agreement.

Investment Performance of the Fund and American Fidelity Assurance Company

The Fund’s investment performance reflects on AFA indirectly only to the extent that AFA oversees the Fund’s sub-advisors, Beck, Mack & Oliver LLC, Boston Advisors, LLC, The Renaissance Group, LLC, and WEDGE Capital Management LLP (the “Sub-Advisors”).  AFA assists the Fund’s Board in evaluating and assessing the Sub-Advisors based, in part, on the Fund’s investment performance, and the Board believes that AFA’s oversight of and assistance with matters relating to the Sub-Advisors has contributed in a positive manner to the Fund’s performance.  AFA’s own investment performance is not relevant to the Board’s consideration of the Advisory Agreement because AFA has delegated its investment responsibilities to the Sub-Advisors and, as such, does not invest on behalf of the Fund.

Advisory Fees

Pursuant to the Advisory Agreement, AFA receives a fee, payable monthly, that is equal to 0.00136988% (0.50% on an annual basis) of the current value of the Fund for each day of the valuation period.  AFA received $950,437 in 2013 in connection with services provided to the Fund pursuant to the Advisory Agreement.  ASC, the Fund’s investment consultant, and InvesTrust, N.A., the Fund’s custodian, both of which are affiliates of AFA, received $54,920 and $52,158, respectively, in 2013 for services provided to the Fund.  AFA pays ASC’s and InvesTrust’s fees on behalf of the Fund.  Based on its evaluation of the advisory fees, the Board concluded that the fees that AFA and its affiliates receive as a result of AFA’s relationship with the Fund are reasonable and satisfactory in light of the services provided to the Fund.

Economies of Scale

The fee payable to AFA pursuant to the Advisory Agreement is a flat fee that does not include breakpoints that would allow the Fund to recognize economies of scale as the Fund’s assets increase.  In its evaluation, the Board took into consideration the Fund’s inability to recognize economies of scale under the terms of the Advisory Agreement, but concluded that the fee is reasonable and satisfactory as it currently exists, without breakpoints.

Fee Levels and Economies of Scale

Because the Advisory Agreement does not establish breakpoints that permit the Fund to recognize economies of scale as the Fund’s assets increase, fee levels charged to the Fund’s investors do not reflect any economies of scale.  The Board took this fact into consideration in its evaluation of the Advisory Agreement.

Sub-Advisory Agreements

As of December 31, 2013, BM&O, Boston Advisors, Renaissance and WEDGE served as sub-advisors to the Fund pursuant to separate sub-advisory agreements (together, the “Sub-Advisory Agreements”).  Renaissance and WEDGE have served as sub-advisors to the Fund since 2005; BM&O has served since April 30, 2010; and Boston Advisors has served as a sub-advisor since May 1, 2013.

In approving the continuance of the Sub-Advisory Agreements most recently, the Fund’s Board of Directors considered (1) the nature, extent and quality of services to be provided by the Sub-Advisors, (2) the investment performance of the Fund and the Sub-Advisors, (3) the fees paid to the Sub-Advisors and any fees received by affiliates of the Sub-Advisors as a result of the Sub-Advisors’ relationships with the Fund, (4) the extent to which economies of scale will be realized as the Fund grows, and (5) whether fee levels reflect any economies of scale for the benefit of the Fund’s investors.

In connection with its review and evaluation, the Board (1) considered the recommendations of AFA and its investment consultant, ASC, (2) relied on the comparative information compiled by AFA and ASC regarding performance, services rendered and amounts payable under other sub-advisory agreements, and (3) considered the factors set forth in the preceding paragraph, including whether any other benefits may be derived by  any of the Sub-Advisors from its relationship with the Fund, such as soft dollar arrangements by which brokers provide research to the Fund or the Sub-Advisors in return for allocating Fund brokerage.  Based on the foregoing, the Board concluded that the Sub-Advisory Agreements should be approved because the services provided by the Sub-Advisors generally are equal to or in excess of those provided by other sub-advisors, while the fees paid by AFA pursuant to the Sub-Advisory Agreements generally are lower than the fees paid to other sub-advisors, and the Sub-Advisors are not deriving improper or excessive benefits as a result of their relationships with the Fund.

Nature, Extent, and Quality of Services Provided by the Sub-Advisors

The Board considered the services that each of the Sub-Advisors provide to the Fund pursuant to the Sub-Advisory Agreements, which include making decisions regarding acquisition, holding, or disposition of portfolio securities on behalf of the Fund; providing the Fund’s custodian and investment advisor prompt written notification of the purchase, sale, or exchange of portfolio securities; exercising voting rights on behalf of the Fund regarding the portfolio securities; providing 17j-1 certifications and other reports; selecting brokers or dealers to execute purchase and sale transactions for the Fund and using their best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Fund; and providing instructions to the Fund’s custodian regarding consummation of transactions in portfolio securities held by the Fund.

Based on its evaluation of the services that the Sub-Advisors provide, the Board concluded that the nature and scope of the Sub-Advisors’ services are reasonable and satisfactory.  Further, the Board concluded that the quality of the Sub-Advisors’ services are reasonable and satisfactory, and that the Sub-Advisors have adequate personnel and systems in place, as well as other resources, to assure the Board that the Sub-Advisors will furnish high quality services to the Fund.

Investment Performance of the Fund and Sub-Advisors

The Board concluded that (1) the investment performance of the Fund supported a decision to renew the Sub-Advisory Agreements because the Fund, as a whole, has had satisfactory results when compared to the S&P 500, and (2) the investment performance of the Sub-Advisors supported a decision to approve each of the Sub-Advisory Agreements because the long-term results of each of the Sub-Advisors’ have been very good when compared with their appropriate style indices.  Furthermore, the Sub-Advisors’ investment processes and personnel were consistent during the performance period presented to the Board.

Sub-Advisory Fees

The Fund’s investment advisor, AFA, pays the Fund’s sub-advisory fees to the Sub-Advisors on behalf of the Fund.  The Sub-Advisors’ fees are set forth in their respective Sub-Advisory Agreements.  All fees are on an annual basis and are a percentage of the value of the Fund’s assets managed by each Sub-Advisor.  In 2013, AFA paid an aggregate of $853,406 to the Sub-Advisors.

Based on the Board’s evaluation of the fees payable pursuant to the Sub-Advisory Agreements and the services to be provided by the Sub-Advisors, the directors concluded that the fees payable to the Sub-Advisors are reasonable and satisfactory in light of the services provided to the Fund.

Economies of Scale as Fund Grows

Although the Sub-Advisory Agreements may include certain breakpoints, the Fund will not recognize economies of scale, regardless of whether the Fund’s assets under the Sub-Advisors’ management increase, because the Fund’s investment advisor, AFA, pays the Sub-Advisors’ fees on behalf of the Fund.  The fee that the Fund pays to AFA does not reflect any breakpoint in the fees that AFA pays the Sub-Advisors.  In its evaluation, the Board considered this inability to recognize economies of scales, but concluded that the over-all fees are reasonable and satisfactory as they currently exist.

Fee Levels and Economies of Scale

Despite certain breakpoints in the Sub-Advisory Agreements that may enable AFA to recognize economies of scale as the Fund’s assets under the Sub-Advisors’ management increase, fee levels charged to the Fund’s investors do not reflect any economies of scale.  The Board considered this fact in its evaluation of the Sub-Advisors and the sub-advisory agreements.

PARTICIPANTS’ BENEFITS

As a participant of American Fidelity Dual Strategy Fund, Inc., you benefit from a number of valuable and helpful services which help you meet your investment needs.  Some of the services you currently enjoy are the following:

RE-INVESTMENT WITHOUT CHARGE

Dividends and interest from investment income as well as capital gain contributions are automatically re-invested without charge.

PROFESSIONAL MANAGEMENT

Knowledgeable, full-time management constantly monitors market opportunities for your fund.

CAPITAL FULLY INVESTED

Accumulation units are issued in full and fractional amounts so that your net payments are immediately available for investment purposes.

PERSONAL SERVICE

Continuous personal service is available to you through the team of American Fidelity trained salaried representatives or directly from the Annuity Services Department in our home office.

Board of Directors	DAVID R. CARPENTER, Chairman
American Fidelity	Executive Vice President
Dual Strategy	American Fidelity Corporation
Fund, Inc.
JO ANN DICKEY
Retired Senior Vice President – Internal Audit
American Fidelity Corporation

MARK H. McCUBBIN
Chief Executive Officer
McCubbin Hosiery, LLC

G. RAINEY WILLIAMS, JR.
President and Chief Operating Officer
Marco Holding Corporation
Safekeeping of Securities	InvestTrust, N.A.
Oklahoma City, Oklahoma
Independent Registered	KPMG, LLP
Public Accounting Firm	Oklahoma City, Oklahoma
Underwriter	American Fidelity Securities, Inc.
Oklahoma City, Oklahoma
Member FINRA
Investment Advisor	American Fidelity Assurance Company
Oklahoma City, Oklahoma
Investment Sub-Advisors	Beck, Mack & Oliver LLC
New York, New York
Boston Advisors, LLC
Boston, Massachusetts
The Renaissance Group LLC (d/b/a Renaissance Investment Management)
Covington, Kentucky
WEDGE Capital Management LLP
Charlotte, North Carolina
Board of Directors	GREGORY S. ALLEN
American Fidelity	Chief Executive Officer
Assurance Company	Maine Street Holdings, Inc.
JOHN M. BENDHEIM, JR.
President
Bendheim Enterprises, Inc.
LYNDA L. CAMERON
Vice-President
Cameron Associates, Inc.
WILLIAM M. CAMERON
Chairman of the Board, President and Chief Executive Officer
American Fidelity Corporation
WILLIAM E. DURRETT
Senior Chairman of the Board
American Fidelity Corporation
CHARLES R. EITEL
Founder
Eitel & Armstrong
THEODORE M. ELAM
Attorney
McAfee and Taft A Professional Corporation
PAULA MARSHALL
Chief Executive Officer
The Bama Companies, Inc.
TOM J. MCDANIEL
President
American Fidelity Foundation
STEPHEN M. PRESCOTT, M.D.
President
Oklahoma Medical Research Foundation

For More Information

To obtain information:

By telephone:

Call 1.800.662.1106

By mail Write to:

American Fidelity
Dual Strategy Fund, Inc.
P. O. Box 25520
Oklahoma City, OK 73125-0520

By E-mail Send your request to:

va.help@americanfidelity.com

On the Internet Text-only versions of Fund documents can be viewed online or downloaded from the SEC’s web site: http://www.sec.gov

You may also obtain copies of Fund documents by visiting the SEC’s Public Reference Room in Washington, DC (phone 1.800.SEC.0330) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC  20549-6009.

2000 N. Classen Boulevard Oklahoma City, Oklahoma 73106 1.800.662.1106
GVA-276	Information Published 2/2014

Item 2:                      Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal account officer or controller, and persons performing similar functions.  A copy of the code of ethics, as adopted, is attached as Exhibit (a)(1).

Item 3:                      Audit Committee Financial Expert

The registrant’s Board of Directors has determined that the registrant does not have an Audit Committee Financial Expert serving on its audit committee.  The registrant believes that, at this time, the experience provided by the members of its audit committee provides adequate oversight for the registrant’s level of financial complexity.

Item 4:                      Principal Accountant Fees and Services

The following table details the aggregate fees billed for each of the last two fiscal years for the registrant’s audit fees, audit-related fees, tax fees and other fees by the principal accountant.  All such fees of the registrant are paid by the registrant’s investment advisor, American Fidelity Assurance Company.

Service Fees Paid to Audit Firm

	2013 Dollar Amount	2012 Dollar Amount	Percentage Approved* 2013 2012
(a) Audit Fees	$38,700	$37,000	N/A	N/A
(b) Audit-Related Fees	0	0	0	0
(c) Tax Fees	0	0	0	0
(d) All Other Fees	0	0	0	0
Total	$38,700	$37,000	$0	$0
*This column represents the percentage of the non-audit fees that were required to be approved by the audit committee.

(e)  Audit Committee Pre-approval Policies and Procedures

(1)            Approval is required of all audit and significant permitted non-audit engagements of KPMG LLP prior to the commencement of such engagement.  The registrant’s audit committee annually approves the engagement of the registrant’s independent auditor and makes a recommendation to the board of directors that the directors approve the independent auditor at a board of directors meeting held in the first part of each calendar year.

(2)            No services described in (b) through (d) of this Item were performed; accordingly, no approvals were made by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Percentage of Hours on Audit Performed by Non Full-time Employees

0%

(g)  Non-audit Fees for Services Rendered

For the years ended December 31, 2013 and December 31, 2012, no non-audit fees were billed by KPMG LLP to the registrant, its investment advisor or any entity controlling, controlled by, or under common control therewith that provides ongoing services to the registrant.

(h)  Audit Committee Consideration of Non-audit Services

The registrant’s audit committee has considered whether the provision of non-audit services (if any) that were rendered to the registrant’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5:                 Audit Committee of Listed Registrants

Not Applicable.

Item 6:                Investments

(a)  Schedule of Investments

Included in Item 1:  Annual Report to Shareholders.

(b)  Certain Divestitures

Not Applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable.

Item 10:               Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11:               Controls and Procedures

(a)  Based on their evaluation of the Fund’s Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, each of David R. Carpenter, the principal executive officer, and Robert D. Brearton, the principal financial officer, has concluded that, in his judgment, the Fund’s Disclosure Controls and Procedures are effective.

(b)  There was no change in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Fund’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12:               Exhibits

(a)(1)     Code of Ethics for Senior Officers, effective January 1, 2008.

(a)(2)	Certifications of Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not Applicable to Registrant

(b)	Certification of Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

By: Name: Title: Date:	__/S/David R. Carpenter___________________ David R. Carpenter President and Principal Executive Officer February 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By: Name: Title: Date:	__/S/David R. Carpenter___________________ David R. Carpenter President and Principal Executive Officer February 7, 2014

By: Name: Title: Date:	_/S/Robert D. Brearton____________________ Robert D. Brearton Executive Vice President and Principal Financial Officer February 7, 2014